UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K/A

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 1, 2005
                         --------------------------------
                         (Date of earliest event reported)


                         Northwest Horizon Corporation
                        ------------------------------------
               (Exact name of registrant as specified in its charter)


                NEVADA            333-111486             98-0407549
                -------            ---------             ----------
               State of           Commission            IRS Employer
            incorporation         File Number       Identification Number


                             413 Churchill Avenue N.
                               Ottawa, ON K1Z 5C7
             -------------------------------------------------------
                    (Address of principal executive offices)


                                Tel: 613-724-2484
                           ---------------------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Copies of all communications, including all communications sent to the agent for service, should be sent to:

                                 Joseph I. Emas
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 18, 2005, the Management of the Northwest Horizon Corporation ("Northwest Horizon" or the "Company") announced that they concluded that the Company will not be able to raise the necessary funds to operate the current business and continue with the existing business model and plan. Accordingly, management sought new opportunities that could be acquired via a reverse merger transaction or alternative business opportunities with the intent to assure that the Company becomes a viable going concern.

On February 2, 2005, the Company executed a letter of intent whereby Northwest Horizon proposed to exchange shares of Northwest Horizon Corporation for one hundred percent (100%) of the outstanding shares of Dairy Fresh Technologies Ltd. ("DFTL"), a federally chartered Canadian corporation. All of the outstanding shares of Dairy Fresh Technologies Ltd. common stock shall be converted by virtue of the merger at the Closing Date into shares of 6351492 CANADA INC. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Dairy Fresh Technologies Ltd. shall surrender their outstanding shares of Dairy Fresh Technologies Ltd. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Dairy Fresh Technologies Ltd. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Dairy Fresh Technologies Ltd. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of Northwest Horizon Corporation intends to request a name change to Dairy Fresh Farms to better reflect the acquired business and general business model.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 28, 2005, we completed the acquisition of Dairy Fresh Technologies Ltd., a Canadian Company, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, March 3, 2005, Dairy Fresh Technologies Ltd. was merged with and into our wholly owned subsidiary, 6351492 CANADA INC., a Canadian corporation.

All of the outstanding shares of Dairy Fresh Technologies Ltd. common stock shall be converted by virtue of the merger at the Closing Date into shares of 6351492 CANADA INC. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Dairy Fresh Technologies Ltd. shall surrender their outstanding shares of Dairy Fresh Technologies Ltd. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Dairy Fresh Technologies Ltd. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Dairy Fresh Technologies Ltd. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As a consequence of the reverse merger transaction, a change of control occurred. The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them subsequent to the reverse merger.

        ---------------------------------------------- ------------------- ----------------
        NAME OF SHAREHOLDER                             NUMBER OF SHARES     PERCENTAGE
                                                             OWNED
        ---------------------------------------------- ------------------- ----------------
        Dairy Technologies Inc. (1)                        2,416,666           18.34%
        ---------------------------------------------- ------------------- ----------------
        Finkelstein Capital Inc. (2)                       1,228,600            7.8%
        ---------------------------------------------- ------------------- ----------------
        Robert C. Harrison Ltd (3)                         1,208,333            9.18%
        ---------------------------------------------- ------------------- ----------------
        Purple Cow Investments Inc. (4)                    5,825,001            44.3%
        ---------------------------------------------- ------------------- ----------------
        Les Services Financiers Francis Mailhot (5)         223,750             1.7%
        ---------------------------------------------- ------------------- ----------------
        TOTAL SHARES HELD BY DIRECTORS, OFFICER,           10,702,350          81.39%
        CONTROL ANDN OR AFFILIATES
        ---------------------------------------------- ------------------- ----------------
        TOTAL SHARES HELD BY PUBLIC (6)                    2,447,650           18.61%
        ---------------------------------------------- ------------------- ----------------
        TOTAL SHARES OUTSTANDING                           13,350,000           100%
        ---------------------------------------------- ------------------- ----------------
        Debt Conversion (7)                                 977,500
        ---------------------------------------------- ------------------- ----------------
        Warrants (8)                                        977,500
        ---------------------------------------------- ------------------- ----------------
        Options (9)                                            0
        ---------------------------------------------- ------------------- ----------------
        TOTAL SHARES OUTSTANDING ON A FULLY                15,305,000
        DILUTED BASIS
        ---------------------------------------------- ------------------- ----------------

(1) Dairy Technologies Inc. is owned and controlled by Richard Farrell (50%) a Director of the Northwest Horizon Corp. and it is also owned by David Hibbard (50%) who is an affiliate of Northwest Horizon Corp.
(2) Finkelstein Capital Inc. owns 1,228,600 shares and Francis Mailhot is 25% beneficial owner of Finkelstein Capital Inc, and Francis Mailhot is a Director of Northwest Horizon Corp.
(3) Robert C. Harrison Ltd is a Company owned and controlled by Robert C. Harrison, who is the President and CEO and a Director of Northwest Horizon Corp.
(4) Purple Cow Investments Inc. is a Company owned and controlled by Nicolas Matossian (30%), Mr. Matossian is the Chairman of the Board of Directors of Northwest Horizon, Ian Morrice (30%), Mr. Morrice is the Executive Vice-President of Northwest Horizon and Don Paterson (30%) who is the Chief Financial Officer and (10%) of Purple Cow Investment is owned by friends and family members of the major shareholders.
(5) Les Services Financiers Francis Mailhot is a Company owned and controlled by Francis Mailhot, a Northwest Horizon Corp. Director.
(6) There are 2,400,000 shares held by the public that are registered free trading shares and 47,650 shares that are restricted.
(7) The Company entered into loan agreements with 15 accredited investors for a total of USD $488,750 and said loan is automatically convertible into shares of Northwest Horizon Corp. at a price of USD$0.50 per share for a total of 977,500 restricted shares. The shares have not been issued as per this statement, but are deemed to have been issued and should be considered issued and outstanding post the reverse merger transaction.
(8) As per the loan agreement stated in item 7, a total of 977,500 share purchase warrants where issued granted the holder the option to purchase one share at USD $0.75 per share and in the event all warrants are exercised a total of 977,500 shares will be issued, which will procure the Company with a total proceed of USD $735,315.00.
(9) No options of Northwest Horizon Corp. have been issued at the time of the filing of this document but management plans to grant up to 15% of the issued and outstanding shares as options to key management and or board members as well as strategic partners.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As a consequence of the reverse merger transaction, the following appointment or reappointment of officers and Directors were confirmed on March 22, 2005. The names of each appointed director or officer are listed below with their appointed officer/director position adjacent to their name and their respective biographies below.

NICOLAS MATOSSIAN, Chairman of the Board of Directors

Dr. Matossian became CEO of Dairy Fresh Technologies Ltd. on December 1, 2001. His educational background includes a B.A. from McGill University, Montreal, a M.B.A. from Harvard University, Boston and a Ph.D. from McGill University, Montreal.

Dr. Matossian was a Professor of Economics, Faculty of Management at McGill University in Montreal 1967-1970; Director of Operations Manitoba Development Corporation 1970-1973; Managing Partner ERA Consulting Economics Inc.; Economic and Business Consultant to the Federal Government (CDN) and to Major Corporations and Financial Institutions 1973-1992. Senior Consultant and later Chief Operating Officer Cedar Group Inc., publicly listed U.S. Holding Corporation (sales of U.S. $600 million) and owner of Dominion Bridge Inc. (Pipeline and Fabrication) Canada SteenBecker HVAC Contractors Canada / U.S.; Unimetric Corporation Industrial Fasteners U.S. / France; McConnell Dowell Corporation (66% owned) Engineering and Construction. Publicly listed Australian Corp. Davie Shipbuilding-Ship and Platform Builders, Canada. During his tenure as COO, Dr. Matossian was a Director of the parent and of each of the subsidiaries.

Other accomplishments of Dr. Matossian include his position as City Councilor for the City of Westmount (Montreal) since 1990. He was awarded Canada Council Grant for Economic Research. Knighted to the Order of St. Maurice & Lazare Dynastic Order of the Royal House of Savoy (Italy). He is Chairman of Fund N-77 for the Montreal Children's Hospital.

ROBERT C. HARRISON, President and Chief Executive Officer and Director

Mr. Harrison became President and CEO of Dairy Fresh Technologies Ltd in October 2002. His academic background is extensive, including Accounting, Finance, Human Resources and Marketing from Sheridan College in Toronto, Ontario; Strategic Planning, International Agri-Business from Harvard Business School in Boston, Mass.

His skill summary  includes expert sales contract  negotiator,  highly developed
leadership   skills,   complete   understanding  of  the  branding,   licensing,
distribution and warehousing business in Canada and the United States.

From 1966-1990 at Neilson Dairy, a division of George Weston Limited, he rose to Senior Vice President and General Manager of the Dairy Frozen Division (sales $500 million), with over 700 employees both salaried and unionized remaining strike-free under his stewardship. From 1991-1996 he was President and CEO of Robert C. Harrison Food Brokers Inc. He created a unique food and non-food brokerage business with a focus on food and mass-merchandising retailers nationally and, excellent relationship development with Loblaws, A&P, Provigo, Sobey's, Safeway and Loeb.

1997-2002 Mr. Harrison was President and CEO of Stoney Creek Ice Cream Delicious Alternative Desserts Ltd. He revamped the manufacturing, warehousing and distribution to make a world-class dairy manufacturing facility. He negotiated licensing and trademark agreements with notable companies such as Cadbury

(frozen desserts), Movenpick Ice Cream (Switzerland), Ben & Jerry's Ice Cream (Vermont, U.S.) and exclusive distribution agreement with Tropicana frozen products.

DON PATERSON, Chief Financial Officer, Director

Mr. Paterson was appointed CFO of Dairy Fresh Technologies Ltd. on December 1, 2001. His educational background includes B.Com from the University of Ottawa 1973-1977 and St. Francis Xavier University 1971-1972. Chartered Accountant Designation Alberta Institute 1979 and Ontario Institute 1980. His career includes controllership of Lumonics Inc., a publicly traded manufacturer of laser equipment for medical and industrial applications with sales of $50 million and Vice President Finance of a national food service Company with sales value in excess of $22 million. He is currently owner of Paterson & Company, an Ottawa based public accounting firm servicing a variety of retail, construction and service companies. As well, he is a management consultant, Immigration Investment Program (Canada) (1991 to present). Mr. Paterson is a past Director of the Ottawa Senators Hockey Club (NHL).


IAN MORRICE, Executive Vice-President

Mr. Morrice was appointed Executive Vice President of Dairy Fresh Technologies Ltd. on January 1, 2002. Prior to this he was Founder, Chairman and CEO of Pritchard Morrice Inc., a private Company that specialized in Urban Scapes (1982-1988). Mr. Morrice also founded Rare Earth Environmental (1991 to present) and is past Director of Palladium Foods Inc. (Corel Centre) and Hard Rock the Byward Market Inc. He is Co-Founder of the Ottawa Senators NHL Hockey Team. He is currently a member of the Farmers Federation of Ontario 1998 to present. His educational background includes B.A. Honours from Carleton University, Ottawa 1978-1982 in Urban Studies with postgraduate work in Demographics.


RICHARD FARRELL, BCOMM, LLB, SIA, Director

Mr. Farrell, is one of the founding Shareholder of Dairy Fresh Technologies Ltd. Prior to Dairy Technologies, He was an Investment Banker in Australia for 10 years with various advisory firms, including Ernst & Young Corporate Finance, Deloitte Touche Corporate Finance and Beerworth & Partners (M&A). Mr. Farrel is well experienced with mergers and acquisitions, capital raisings, commercial law, licensing arrangements and corporate structuring.

FRANCIS MAILHOT, Director

Francis Mailhot, past chairman of the Bord of Directors and President of the Company, is the Managing Director at Finkelstein Capital Inc, a Mergers & Acquisition boutique firm specialized in the smallcap market. Mr. Mailhot was President and CEO of Northwest Horizon a US reporting corporation, to coordinate the reverse merger with Dairy Fresh Farms Inc. He was also President and CEO of Millennium Capital Ventures Holdings Inc. during the merger with Nuevo Financial Inc.(Formerly Telediscount Communications Inc.) a New York based corporation and was President and CEO of OSK Capital III during the merger with Ideal Medical Inc. a Houston , Texas based corporation. Prior to that he was a key player in coordinating many deals in the smallcap market. He was also instrumental in helping companies positioning themselves for new round of financing. Mr Mailhot has also operated businesses in the telecom industry in the 90's. He pursued his studies in finance at Montreal's Hautes Etudes Commerciales (HEC) from 1991 to 1994 and is an active participant to the New York Capital Roundtable and also a member of the Canadian Association of New York.

ITEM 7.01 REGULATION FD DISCLOSURE.

Northwest Horizon Corporation was incorporated on February 5, 2003, in the State of Nevada. Northwest Horizon Corporation is a development stage Company. Northwest Horizon Corporation was formed to establish a transportation broker specializing in the long-haul trucking industry of Western Canada. A transportation broker finds a trucking Company to facilitate the transportation of both raw materials and finished products from a pick up location to a specified destination point. On January 18, 2005, the Management of the Company announced that they concluded that the Company will not be unable to raise the necessary funds to operate the current business and continue with the existing business model and plan. Accordingly, management sought new opportunities that could be acquired via a reverse merger transaction or alternative business opportunities with the intent to assure that the Company becomes a viable going concern. On February 2, 2005, the Company executed a letter of intent whereby Northwest Horizon proposed to exchange shares of Northwest Horizon Corporation for one hundred percent (100%) of the outstanding shares of Dairy Fresh Technologies Ltd. ("DFTL"), a federally chartered Canadian corporation.

On February 28, 2005, we completed the acquisition of Dairy Fresh Technologies Ltd., a Canadian Company, pursuant to an Agreement and Plan of Merger. At the effective time of the merger, March 3, 2005, Dairy Fresh Technologies Ltd. will be merged with and into our wholly owned subsidiary, 6351492 CANADA INC., a Canadian corporation.

All of the outstanding shares of Dairy Fresh Technologies Ltd. common stock shall be converted by virtue of the merger at the Closing Date into shares of 6351492 CANADA INC. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Dairy Fresh Technologies Ltd. shall surrender their outstanding shares of Dairy Fresh Technologies Ltd. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Dairy Fresh Technologies Ltd. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Dairy Fresh Technologies Ltd. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

Management of Northwest Horizon Corporation intend to request a name change to Dairy Fresh Farms to better reflect the acquired business and general business model. Further to the reverse merger transaction with Dairy Fresh Technologies, Northwest Horizon is one hundred percent 100% shareholder of Dairy Fresh Technologies Ltd. which owns and operates (Dairy Fresh) and its brand "Dairy Fresh Farms(TM)" is a Canadian controlled corporation established to develop and exploit a unique patented dairy process in Canada. The all-natural process results in a healthier milk-based product which is Low in Cholesterol, Trans-Fat Free, Lactose Free, Low in Saturated Fat, 99% Fat Free, with high levels of Omega-6 and 3 and Monounsaturated Fat enhanced without compromising great taste. The product was developed in Sydney, Australia where it has, in managements' opinion, achieved outstanding results.

Our strong and experienced management team believes this process will provide the Dairy Industry with the products they need in today's health conscious environment. We are in the business of branding "Dairy Fresh Farms(TM)" and developing licensing agreements for the manufacture and distribution of its innovative dairy products. The Canadian Heart and Stroke Foundation's "Health Check" of approval on "Dairy Fresh Farms(TM)" supports our vision.

PRODUCTS AND SERVICES

"Dairy   Fresh    Farms(TM)"   is   a   patented    technology   that   produces
monounsaturated-enhanced dairy products. This breakthrough technology transforms low fat dairy products into creamy great tasting healthy products.

The US Government's NCEP Guidelines (May 15, 2001) recommended that up to 80% of total caloric intake through fat be consumed as monounsaturated fats to lower serum cholesterol.

"Canola has a very low level of saturated fatty acids, a high level of monounsaturated fatty acids and the essential Omega-3s. Adding canola oil to skim milk adds these nutritional components, along with Vitamin E and K, without compromising the taste. Canola would also complement the `mouth feel' of a much higher fat level milk product without adding cholesterol to the drinker's diet." (Alberta Canola Producers Commission) "31%, or 90 million people, in North America have lactose maldigestion". (Journal of the American College of Nutrition Vol. 20, No. 2, 198S-207S, 2001) "Dairy Fresh .Farms(TM)" meets this market demand.

"Dairy Fresh Farms(TM)" is Trans Fat Free - "Like saturated fat (the kind mainly found in dairy products and meat and poultry), trans fat has been shown to boost levels of the artery-clogging LDL- cholesterol or `bad' cholesterol. And to make matters worse, trans fat also lowers the amount of the protective HDL-cholesterol (the `good' cholesterol) in the blood - a double whammy that makes foods high in trans fat much more of a threat to heart health than those previously avoided by the cholesterol-conscious." (Rosie Schwartz, dietitian, Jan. 2004, Ottawa Citizen)

The following product extensions are also possible with additional development: monounsaturated-enhanced Ice Cream, Soft-Serve, Frozen Desserts, Cultured Products, Cottage Cheeses, Coffee Creamers, Spreads, Sour Creams, Cream Cheeses, Dips, weight loss drinks and Organics.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Business Acquired

         The following information is attached hereto as Exhibit 99.1:

         Financial Statements for the Years Ended December 31, 2004 and 2003

          -    Report of Independent Registered Public Accounting Firm

          - Statements of Operations for the years ended December 31, 2004 and 2003

          - Statements of Deficit / Comprehensive Loss for the years ended December 31, 2004 and 2003

          - Statements of Cash Flows for the years ended December 31, 2004 and 2003

          -    Balance Sheets as of December 31, 2004 and 2003

          -    Notes to Financial Statements


         (b)    Pro Forma Financial Information

         The following information is attached hereto as Exhibit 99.2:

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004

         Notes to Unaudited Pro Forma Condensed Consolidated Statements


  EXHIBIT INDEX

          (c)    Exhibits

         2.1 Agreement and Plan of Merger by and between Dairy Fresh Technologies Ltd., 6351492 CANADA INC. and Northwest Horizon Inc, dated February 28, 2005. (1)

         99.1    Financial Statements of Dairy Fresh Technologies Ltd.

         99.2    Pro Forma Financial Statements

         (1) Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on March 7, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: June 8, 2005                            /s/ Robert Harrison
                                              ------------------------
                                              Robert Harrison
                                              Chief Executive Officer
                                              Northwest Horizon Corporation Inc.